UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2015

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Co-Chief Executive Officer

On October 12, 2015, Aditya Mohanty, our Chief Operating Officer, was promoted to co-President and co-Chief Executive Officer, effective October 15, 2015, and will share the duties of Chief Executive Officer with our incumbent President and Chief Executive Officer, Michael D. West.  The establishment of co-CEOs will allow each executive to devote more of his time to the management of particular aspects of our business.  Mr. Mohanty will lead our advanced clinical development programs and commercialization strategies and will assume leadership of our corporate and administration activities, while Dr. West will focus on leading our science, technology development, and intellectual property activities, including the advancement of our discovery and pre-clinical product development programs. The two executives will continue to collaborate closely on major corporate decisions, and both will report to the Board of Directors.

Dr. West has served as our Chief Executive Officer since 2007 and as a member of our Board of Directors since 2002.  Dr. West also serves on the Boards of Directors of all of our subsidiaries.  Mr. Mohanty joined BioTime as our Chief Operating Officer in December 2014, after serving in a number of executive positions at Shire plc, including as President/Head Regenerative Medicine, as Senior Vice President, Business and Technical Operations, as Global Franchise Head Rare Diseases (MPS), and as Vice President of Operations/Product General Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date:	October 19, 2015	By:	/s/Robert W. Peabody
Senior Vice President and
Chief Financial Officer

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